UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) o f the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 08, 2022

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders	3
SIGNATURES		4

Item 5.07.     Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders was held by webcast on November 8, 2022.
The results of voting on the following items were as set forth below:
(a)The votes for nominated directors, to serve until the next annual meeting of stockholders, and until their successors are elected and qualified, were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sohail U. Ahmed	99.54%	105,601,838	483,990	89,205	13,102,670
Timothy M. Archer	99.51%	105,578,910	517,936	78,187	13,102,670
Eric K. Brandt	89.83%	95,138,929	10,768,783	267,321	13,102,670
Michael R. Cannon	97.04%	102,776,855	3,129,606	268,572	13,102,670
Bethany J. Mayer	98.90%	104,922,779	1,163,725	88,529	13,102,670
Jyoti K. Mehra	99.73%	105,795,511	281,700	97,822	13,102,670
Abhijit Y. Talwalkar	90.30%	95,174,703	10,221,090	779,240	13,102,670
Lih Shyng (Rick L.) Tsai	99.64%	105,712,097	376,353	86,583	13,102,670
Leslie F. Varon	98.35%	104,339,724	1,746,927	88,382	13,102,670
All director nominees were duly elected.
(b) The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	95.00%	100,868,597	5,129,133	177,303	13,102,670
The proposal was approved.

(c) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	95.38%	113,771,445	5,375,944	130,314	—

The appointment was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 10, 2022	LAM RESEARCH CORPORATION
(Registrant)

	By:	/s/ Ava M. Hahn
Ava M. Hahn
Senior Vice President, Chief Legal Officer